EXHIBIT 13.1

Certification by the Chief Executive Officer
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Highway Holdings Limited (the “Company”) on Form 20-F for the period ended March 31, 2023 as filed with the Securities and Exchange Commission on July 13, 2023, as amended by Amendment No. 1 thereto (the “Report”), I, Roland Kohl, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 18, 2023

/s/ Roland W. Kohl
Roland W. Kohl
Chief Executive Officer